UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2023

U. S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware	333-115164	20-1576986
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri 64163

(Address of Principal Executive Offices) (Zip Code)

(816) 713-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders

On March 1, 2023, the Board of Directors (the “Board”) of U.S. Premium Beef, LLC (the “Company”) approved the Amendment to the Company’s Amended and Restated Limited Liability Company Agreement (the “Amendment”), effective as of such date. The Amendment, which adds two new sections to Appendix E of the Company’s Amended and Restated Limited Liability Company Agreement, was adopted pursuant to provisions of the existing Amended and Restated Limited Liability Company Agreement which allow the Board to adopt certain amendments by resolution, without the necessity of approval from the Company’s members (“Members”). The changes effected by the Amendment, among other things, give the Board authority to (1) make any pass-through entity election (“PTE Election”) in one or more states pursuant to which the Company will pay entity-level taxes that are creditable against state or local income or franchise taxes imposed on Members, (2) determine which Members or types of Members may participate in the PTE election (any such Member that the Board determines may participate in a PTE election shall be referred to as a “PTE Member”), (3) cause the Company to make a special distribution only to Members that are not able to participate in the PTE Election so that such Members are not adversely affected by the PTE Election or treat any payment by the Company to a tax authority as a distribution or advance to the PTE Members, and (4) allocate any associated tax credits and deductions to PTE Members with respect to a PTE Election. The Amendment does not have a disproportionate effect on any class of securities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03

The description of the Amendment set forth above is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.2(d)	Amendment to Amended and Restated Limited Liability Company Agreement of U.S. Premium Beef, LLC, effective as of March 1, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Stanley D. Linville
Stanley D. Linville
Chief Executive Officer

Dated: March 3, 2023

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